                         Fixed Rate Mortgage Loan Group
                            (Initial Mortgage Loans)

              Mortgage Rates for the Fixed Rate Mortgage Loan Group


                                                  Number of        Aggregate Principal     Percent of
Range of Mortgage Rates                         Mortgage Loans     Balance Outstanding     Loan Group
-----------------------                         --------------     -------------------     ----------
6.500%-6.999%..............................           1                  $102,500              0.1%
7.000%-7.499%..............................           3                   183,835              0.2
7.500%-7.999%..............................          29                 1,987,590              1.7
8.000%-8.499%..............................          31                 2,830,732              2.4
8.500%-8.999%..............................         106                 9,186,924              7.6
9.000%-9.499%..............................          86                 8,973,280              7.5
9.500%-9.999%..............................         229                20,869,497             17.4
10.000%-10.499%............................         178                13,658,908             11.4
10.500%-10.999%............................         271                21,821,329             18.2
11.000%-11.499%............................         176                14,540,175             12.1
11.500%-11.999%............................         187                14,448,776             12.0
12.000%-12.499%............................          77                 5,549,326              4.6
12.500%-12.999%............................          52                 3,828,963              3.2
13.000%-13.499%............................          20                 1,094,293              0.9
13.500%-13.999%............................          12                   906,089              0.8
14.000%-14.499%............................           4                   133,324              0.1
                                                  -----              ------------            -----
                  Totals   ................       1,462              $120,115,540            100.0%
                                                  =====              ============            =====


         As of the Cut-off Date, Mortgage Rates borne by the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 6.950% per annum to 14.375% per annum and the weighted average Mortgage Rate of the Initial Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 10.460% per annum.

   Remaining Months to Stated Maturity for the Fixed Rate Mortgage Loan Group


                                                 Number of        Aggregate Principal       Percent of
Range of Remaining Terms (Months)             Mortgage Loans      Balance Outstanding       Loan Group
---------------------------------             --------------      -------------------       ----------
109 to 120...............................             30              $1,108,469                 0.9%
133 to 144...............................              1                  37,694                 0.0
169 to 180...............................            817              65,472,677                54.5
229 to 240...............................             56               3,332,821                 2.8
349 to 360...............................            558              50,163,879                41.8
                                                  ------            ------------               -----
                           Totals   .....          1,462            $120,115,540               100.0%
                                                  ======            ============               =====


         As of the Cut-off Date, the remaining terms to stated maturity of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 117 months to 360 months and the weighted average remaining term to stated maturity of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 255 months.


                Original Mortgage Loan Principal Balances for the
                         Fixed Rate Mortgage Loan Group


Range of Original Mortgage                            Number of         Aggregate Principal        Percent of
Loan Principal Balances                             Mortgage Loans      Balance Outstanding        Loan Group
-----------------------                             --------------      -------------------        ----------
$100,000 or less................................         1,107             $60,142,209                50.1%
$100,001-$150,000...............................           194              23,493,067                19.6
$150,001-$200,000...............................            84              14,321,928                11.9
$200,001-$250,000...............................            38               8,523,740                 7.1
$250,001-$300,000...............................            15               4,246,006                 3.5
$300,001-$350,000...............................            12               3,924,960                 3.3
$350,001-$400,000...............................             4               1,516,317                 1.3
$400,001-$450,000...............................             4               1,660,969                 1.4
$450,001-$500,000...............................             2                 960,946                 0.8
$550,001-$600,000...............................             1                 599,727                 0.5
$700,001-$750,000...............................             1                 725,670                 0.6
                                                        ------            ------------               -----
         Totals   ..............................         1,462            $120,115,540               100.0%
                                                        ======            ============               =====

         As of the Cut-off Date, the outstanding principal balances of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from approximately $11,000 to approximately $725,670 and the average outstanding principal balance of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately $82,158.

              Product Types for the Fixed Rate Mortgage Loan Group


                                                     Number of         Aggregate Principal         Percent of
Product Type                                       Mortgage Loans      Balance Outstanding         Loan Group
------------                                       --------------      -------------------         ----------
10 year Fixed..................................          30               $1,108,469                    0.9%
12 year Fixed..................................           1                   37,694                    0.0
15 year Fixed..................................         301               16,493,642                   13.7
20 year Fixed..................................          56                3,332,821                    2.8
30 year Fixed..................................         558               50,163,879                   41.8
Balloon Loan...................................         516               48,979,035                   40.8
                                                      -----             ------------                  -----
         Totals................................       1,462             $120,115,540                  100.0%
                                                      =====             ============                  =====

                State Distributions of Mortgage Properties in the
                         Fixed Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal          Percent of
State                                           Mortgage Loans        Balance Outstanding          Loan Group
-----                                           --------------        -------------------          ----------
Arizona.....................................            33                $2,872,873                   2.4%
Arkansas....................................             3                   170,962                   0.1
California..................................            62                 8,568,664                   7.1
Colorado....................................            14                 1,424,613                   1.2
Connecticut.................................            11                 1,373,868                   1.1
Delaware....................................             2                   171,144                   0.1
District of Columbia........................             5                   462,445                   0.4
Florida.....................................           278                19,722,617                  16.4
Georgia.....................................            49                 3,345,239                   2.8
Hawaii......................................             1                   267,000                   0.2
Idaho.......................................             1                    78,742                   0.1
Illinois....................................            64                 4,766,579                   4.0
Indiana.....................................            78                 4,150,143                   3.5
Iowa........................................             3                   160,845                   0.1
Kansas......................................             2                    48,114                   0.0
Kentucky....................................            14                   974,224                   0.8
Louisiana...................................            54                 3,199,582                   2.7
Maine.......................................             2                    97,300                   0.1
Maryland....................................             6                   526,474                   0.4
Massachusetts...............................            12                 1,266,147                   1.1
Michigan....................................            80                 5,300,612                   4.4
Minnesota...................................             8                   451,405                   0.4
Mississippi.................................             8                   403,456                   0.3
Missouri....................................            47                 2,165,966                   1.8
Nebraska....................................             3                   299,195                   0.2
Nevada......................................             4                   448,740                   0.4
New Hampshire...............................             1                    44,756                   0.0
New Jersey..................................            41                 4,328,669                   3.6
New Mexico..................................             4                   394,945                   0.3
New York....................................           181                23,578,130                  19.6
North Carolina..............................            17                 1,095,776                   0.9
Ohio........................................            76                 4,441,893                   3.7
Oklahoma....................................            10                   405,008                   0.3
Oregon......................................            10                 1,164,837                   1.0
Pennsylvania................................            39                 2,518,873                   2.1
Rhode Island................................             5                   385,630                   0.3
South Carolina..............................            23                 1,301,356                   1.1
Tennessee...................................           119                 9,191,792                   7.7
Texas.......................................            26                 1,996,130                   1.7

                                                   Number of          Aggregate Principal          Percent of
State                                           Mortgage Loans        Balance Outstanding          Loan Group
-----                                           --------------        -------------------          ----------
Utah........................................              5                   486,491                   0.4
Vermont.....................................              2                   113,279                   0.1
Virginia....................................             26                 2,375,410                   2.0
Washington..................................             18                 2,735,967                   2.3
West Virginia...............................              1                    46,151                   0.0
Wisconsin...................................             12                   689,426                   0.6
Wyoming.....................................              2                   104,071                   0.1
                                                      -----              ------------                 -----
        Totals..............................          1,462              $120,115,540                 100.0%
                                                      =====              ============                 =====



         No more than approximately 0.6% of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

           Loan-to-Value Ratios for the Fixed Rate Mortgage Loan Group

                                                  Number of           Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                   Mortgage Loans        Balance Outstanding           Loan Group
-----------------------------                   --------------        -------------------           ----------
50.00% or less.............................            203               $10,186,087                    8.5%
50.01%-55.00%..............................             58                 4,138,421                    3.4
55.01%-60.00%..............................            110                 9,673,651                    8.1
60.01%-65.00%..............................            129                11,236,158                    9.4
65.01%-70.00%..............................            186                15,355,998                   12.8
70.01%-75.00%..............................            215                19,841,873                   16.5
75.01%-80.00%..............................            294                26,575,479                   22.1
80.01%-85.00%..............................            180                14,994,346                   12.5
85.01%-90.00%..............................             80                 7,567,350                    6.3
90.01%-95.00%..............................              7                   546,177                    0.5
                                                    ------              ------------                  -----
         Totals............................          1,462              $120,115,540                  100.0%

         As of the Cut-off Date, the Loan-to-Value Ratios of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 8.57% to 95.00% and the weighted average Loan-to- Value Ratio of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 71.29%.

               Loan Purpose for the Fixed Rate Mortgage Loan Group

                                                   Number of       Aggregate Principal          Percent of
Loan Purpose                                     Mortgage Loans    Balance Outstanding          Loan Group
------------                                     --------------    -------------------          ----------
Purchase....................................           336             $30,856,065                 25.7%
Refinance--Rate/Term.........................           97               8,176,361                  6.8
Refinance--Cashout...........................        1,029              81,083,114                 67.5
                                                    ------            ------------               ------
         Totals.............................         1,462            $120,115,540                100.0%
                                                    ======            ============               ======

      Types of Mortgaged Properties for the Fixed Rate Mortgage Loan Group



                                                     Number of         Aggregate Principal          Percent of
Property Type                                     Mortgage Loans       Balance Outstanding          Loan Group
-------------                                     --------------       -------------------          ----------
Single-family Detached........................         1,085              $85,854,921                  71.5%
Two- to Four-Family Dwelling Unit.............           169               17,587,829                  14.6
Planned Unit Development......................            65                7,352,462                   6.1
Condominium...................................            57                3,246,213                   2.7
Small Mixed Use...............................            14                2,303,589                   1.9
Manufactured Housing..........................            72                3,770,526                   3.1
                                                      ------             ------------                ------
                Totals........................         1,462             $120,115,540                 100.0%
                                                      ======             ============                ======


          Documentation Summary for the Fixed Rate Mortgage Loan Group

                                                     Number of       Aggregate Principal         Percent of
Documentation                                      Mortgage Loans    Balance Outstanding         Loan Group
-------------                                      --------------    -------------------         ----------
Full Documentation.............................        1,100             $87,129,856                72.5%
24 Month Bank Statement........................          111              12,312,997                10.3
Reduced Documentation..........................           30               3,206,210                 2.7
Stated Documentation...........................          221              17,466,478                14.5
                                                      ------            ------------              ------
                Totals.........................        1,462            $120,115,540               100.0%
                                                      ======            ============              ======

             Occupancy Types for the Fixed Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Occupancy                                          Mortgage Loans         Balance Outstanding         Loan Group
---------                                          --------------         -------------------         ----------
Owner-occupied................................           1,273               $108,046,878                  90.0%
Second Home...................................              12                    990,514                   0.8
Investment....................................             177                 11,078,147                   9.2
                                                        ------               ------------                ------
                Totals........................           1,462               $120,115,540                 100.0%
                                                        ======               ============                ======

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

        Mortgage Loan Age Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Mortgage Loan Age (Months)                         Mortgage Loans         Balance Outstanding         Loan Group
--------------------------                         --------------         -------------------         ----------
0.............................................           408                $34,637,525                  28.8%
1 ............................................           424                 35,310,921                  29.4
2.............................................           480                 38,463,379                  32.0
3.............................................            60                  4,284,594                   3.6
4.............................................            51                  4,373,322                   3.6
5.............................................            22                  1,886,854                   1.6
6.............................................            15                  1,041,641                   0.9
9.............................................             1                     69,465                   0.1
10............................................             1                     47,838                   0.0
                                                      ------               ------------                 -----
                Totals........................         1,462               $120,115,540                 100.0%
                                                      ======               ============                 =====


         As of the Cut-off Date, the weighted average age of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 1 month.

           Credit Grade Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Credit Grade                                       Mortgage Loans         Balance Outstanding         Loan Group
------------                                       --------------         -------------------         ----------
AO............................................            630                $55,010,793                  45.8%
A-............................................            456                 38,063,890                  31.7
B.............................................            229                 17,131,954                  14.3
B-............................................             57                  4,383,468                   3.6
C.............................................             86                  5,344,067                   4.4
C-............................................              4                    181,368                   0.2
                                                       ------               ------------                ------
                Totals........................          1,462               $120,115,540                 100.0%
                                                       ======               ============                ======


           Year of Origination for the Fixed Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Year of Origination                                Mortgage Loans         Balance Outstanding         Loan Group
-------------------                                --------------         -------------------         ----------
1999..........................................              2              $       117,303                 0.1%
2000..........................................          1,460                  119,998,237                99.9
                                                       ------              ---------------              ------
                Totals........................          1,462                 $120,115,540               100.0%
                                                       ======              ===============              ======


           Prepayment Penalties for the Fixed Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Prepayment Penalty Term                            Mortgage Loans         Balance Outstanding         Loan Group
-----------------------                            --------------         -------------------         ----------
None     .....................................             285                $22,013,939                  18.3%
12 months.....................................             158                 21,037,678                  17.5
24 months.....................................              26                  1,959,697                   1.6
36 months.....................................             437                 32,455,308                  27.0
60 months.....................................             556                 42,648,919                  35.5
                                                        ------               ------------                ------
                Totals........................           1,462               $120,115,540                 100.0%
                                                        ======               ============                ======

         The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 41 months. With respect to those Fixed Rate Mortgage Loans in the Statistical Mortgage Pool (exclusive of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool purchased by the Seller under its Small Lender Program) which have prepayment penalties, 85.7% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

              Credit Scores for the Fixed Rate Mortgage Loan Group


Range of                                            Number of           Aggregate Principal         Percentage of
Credit Scores                                     Mortgage Loans        Balance Outstanding          Loan Group
-------------                                     --------------        -------------------          ----------
Not Scored.....................................          16                    $987,523                  0.8%
489 to 500.....................................           8                     610,563                  0.5
501 to 550.....................................         190                  15,929,044                 13.3
551 to 600.....................................         424                  32,954,873                 27.4
601 to 650.....................................         436                  36,782,344                 30.6
651 to 700.....................................         238                  20,256,349                 16.9
701 to 750.....................................         106                   8,328,483                  6.9
751 to 800.....................................          43                   4,221,362                  3.5
801 to 806.....................................           1                      45,000                  0.0
                                                     ------                ------------               ------
        Totals.................................       1,462                $120,115,540                100.0%
                                                     ======                ============               ======

         The Credit Scores of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date ranged from 489 to 806 and the weighted average Credit Score of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date was approximately 618.

                       Adjustable Rate Mortgage Loan Group
                            (Initial Mortgage Loans)

       Current Mortgage Rates for the Adjustable Rate Mortgage Loan Group

                                                  Number of           Aggregate Principal          Percent of
Range of Mortgage Rates                         Mortgage Loans        Balance Outstanding          Loan Group
-----------------------                         --------------        -------------------          ----------
6.000%-6.499%..............................               2                  $291,500                 0.1%
6.500%-6.999%..............................               1                    99,000                 0.0
7.000%-7.499%..............................               5                   839,420                 0.2
7.500%-7.999%..............................              18                 2,562,976                 0.6
8.000%-8.499%..............................              42                 6,125,976                 1.5
8.500%-8.999%..............................             185                28,186,557                 6.7
9.000%-9.499%..............................             276                41,142,525                 9.8
9.500%-9.999%..............................             608                86,366,109                20.6
10.000%-10.499%............................             497                65,111,934                15.5
10.500%-10.999%............................             670                84,220,270                20.1
11.000%-11.499%............................             460                48,594,039                11.6
11.500%-11.999%............................             341                34,978,312                 8.3
12.000%-12.499%............................             139                13,804,797                 3.3
12.500%-12.999%............................              56                 5,292,361                 1.3
13.000%-13.499%............................              18                 2,041,568                 0.5
13.500%-13.999%............................               2                    95,862                 0.0
14.000%-14.499%............................               2                   259,333                 0.1
                                                    -------              ------------              ------
         Totals............................           3,322              $420,012,540               100.0%
                                                    =======              ============              ======

         As of the Cut-off Date, the current Mortgage Rates borne by the Initial Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 6.450% per annum to 14.375% per annum and the weighted average Mortgage Rate borne by the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 10.325% per annum.

 Remaining Months to Stated Maturity for the Adjustable Rate Mortgage Loan Group



                                                 Number of         Aggregate Principal         Percent of
Range of Remaining Terms (Months)             Mortgage Loans       Balance Outstanding         Loan Group
---------------------------------             --------------       -------------------         ----------
229 to 240...............................               1                 $99,793                   0.0%
349 to 360...............................           3,319             419,466,197                  99.9
361 to 372...............................               2                 446,550                   0.1
                                                  -------            ------------                ------
               Totals....................           3,322            $420,012,540                 100.0%


         As of the Cut-off Date, the remaining terms to stated maturity of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 238 months to 361 months and the weighted average remaining term to stated maturity of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 359 months.

   Original Mortgage Loan Principal Balances for the Adjustable Rate Mortgage


Range of Original Mortgage                                 Number of         Aggregate Principal        Percent of
Loan Principal Balances                                  Mortgage Loans      Balance Outstanding        Loan Group
-----------------------                                  --------------      -------------------        ----------
$100,000 or less.....................................         1,582             $103,992,196               24.8%
$100,001-$150,000....................................           834              101,747,041               24.2
$150,001-$200,000....................................           424               73,665,606               17.5
$200,001-$250,000....................................           222               49,880,725               11.9
$250,001-$300,000....................................           112               30,749,095                7.3
$300,001-$350,000....................................            59               19,251,293                4.6
$350,001-$400,000....................................            39               14,546,007                3.5
$400,001-$450,000....................................            18                7,737,672                1.8
$450,001-$500,000....................................            24               11,712,587                2.8
$600,001-$650,000....................................             1                  632,257                0.2
$700,001-$750,000....................................             3                2,182,607                0.5
$900,001-$950,000....................................             1                  916,185                0.2
$950,001-$1,000,000..................................             3                2,999,268                0.7
                                                             ------             ------------             ------
         Totals......................................         3,322             $420,012,540              100.0%
                                                             ======             ============             ======

         As of the Cut-off Date, the outstanding principal balances of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from approximately $13,750 to approximately $1,000,000 and the average outstanding principal balance of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately $126,434.


            Product Types for the Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Product Type                                       Mortgage Loans         Balance Outstanding         Loan Group
------------                                       --------------         -------------------         ----------
Six Month LIBOR Loan..........................            12                 $1,868,236                   0.4%
1/29 Loan      ...............................            56                  7,936,780                   1.9
2/28 Loan.....................................         1,887                247,861,181                  59.0
3/17 Loan.....................................             1                     99,793                   0.0
3/27 Loan.....................................         1,289                153,416,830                  36.5
5/25 Loan.....................................            77                  8,829,720                   2.1
                                                      ------               ------------                ------
               Totals.........................         3,322               $420,012,540                 100.0%
                                                      ======               ============                ======

                State Distributions of Mortgage Properties in the
                      Adjustable Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal          Percent of
State                                           Mortgage Loans        Balance Outstanding          Loan Group
-----                                           --------------        -------------------          ----------
Arizona.....................................           89                $10,320,782                     2.5%
Arkansas....................................            6                    417,871                     0.1
California..................................          492                 95,382,262                    22.7
Colorado....................................          203                 29,117,413                     6.9
Connecticut.................................           50                  8,592,666                     2.0
Delaware....................................            4                    519,150                     0.1
Florida.....................................          357                 41,470,104                     9.9
Georgia.....................................           77                 10,535,897                     2.5
Idaho.......................................            6                    778,288                     0.2
Illinois....................................          166                 16,797,209                     4.0
Indiana.....................................           68                  4,608,918                     1.1
Iowa........................................            5                    329,223                     0.1
Kansas......................................            5                    816,090                     0.2
Kentucky....................................           27                  2,574,687                     0.6
Louisiana...................................           41                  4,390,624                     1.0
Maine.......................................            1                     66,000                     0.0
Maryland....................................           23                  3,702,339                     0.9
Massachusetts...............................           43                  7,313,064                     1.7
Michigan....................................          312                 30,696,862                     7.3
Minnesota...................................          120                 12,859,325                     3.1
Mississippi.................................           25                  2,046,318                     0.5
Missouri....................................          142                 11,337,560                     2.7
Montana.....................................            6                    843,396                     0.2
Nebraska....................................            2                    111,619                     0.0
Nevada......................................           26                  3,011,832                     0.7
New Hampshire...............................           10                  1,556,440                     0.4
New Jersey..................................           90                 12,732,707                     3.0
New Mexico..................................           12                  1,180,326                     0.3
New York....................................           99                 16,454,079                     3.9
North Carolina..............................           44                  4,644,150                     1.1
North Dakota................................            4                    207,946                     0.0
Ohio........................................          115                 10,826,325                     2.6
Oklahoma....................................           21                  1,924,492                     0.5
Oregon......................................           37                  5,036,084                     1.2
Pennsylvania................................           45                  4,295,690                     1.0
Rhode Island................................           12                  1,275,216                     0.3
South Carolina..............................           51                  4,809,314                     1.1
Tennessee...................................          131                 12,108,358                     2.9
Texas.......................................          106                 13,460,640                     3.2


                                                   Number of          Aggregate Principal          Percent of
State                                           Mortgage Loans        Balance Outstanding          Loan Group
-----                                           --------------        -------------------          ----------
Utah........................................           18                  2,741,132                     0.7
Vermont.....................................            9                  1,146,824                     0.3
Virginia....................................           39                  5,090,238                     1.2
Washington..................................           89                 14,831,735                     3.5
West Virginia...............................            4                    197,082                     0.0
Wisconsin...................................           87                  6,565,883                     1.6
Wyoming.....................................            3                    288,381                     0.1
                                                   ------               ------------                  ------
        Totals..............................        3,322               $420,012,540                   100.0%
                                                   ======               ============                  ======

         No more than approximately 0.5% of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

        Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group


                                                  Number of           Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                   Mortgage Loans        Balance Outstanding           Loan Group
-----------------------------                   --------------        -------------------           ----------
50.00% or less.............................            122               $11,273,975                    2.7%
50.01%-55.00%..............................             43                 5,781,645                    1.4
55.01%-60.00%..............................            108                13,798,005                    3.3
60.01%-65.00%..............................            121                14,222,328                    3.4
65.01%-70.00%..............................            442                53,565,725                   12.8
70.01%-75.00%..............................            486                56,409,879                   13.4
75.01%-80.00%..............................          1,103               154,304,294                   36.7
80.01%-85.00%..............................            533                64,260,071                   15.3
85.01%-90.00%..............................            352                45,143,858                   10.7
90.01%-95.00%..............................             12                 1,252,759                    0.3
                                                    ------              ------------                 ------
         Totals............................          3,322              $420,012,540                  100.0%
                                                    ======              ============                 ======

         As of the Cut-off Date, the Loan-to-Value Ratios of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 13.74% to 95.00% and the weighted average Loan- to-Value Ratio of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 76.94%.

            Loan Purpose for the Adjustable Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal          Percent of
Loan Purpose                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
Purchase....................................           1,722            $229,037,605                   54.5%
Refinance--Rate/Term.........................            128              16,743,949                    4.0
Refinance--Cashout...........................          1,472             174,230,987                   41.5
                                                      ------            ------------                 ------
         Totals.............................           3,322            $420,012,540                  100.0%
                                                      ======            ============                 ======

    Types of Mortgaged Properties for the Adjustable Rate Mortgage Loan Group

                                                     Number of         Aggregate Principal        Percent of
Property Type                                     Mortgage Loans       Balance Outstanding        Loan Group
-------------                                     --------------       -------------------        ----------
Single-family Detached........................          2,610            $326,016,218                 77.6%
Two- to Four-Family Dwelling Unit.............            234              26,831,615                  6.4
Planned Unit Development .....................            283              49,113,854                 11.7
Condominium...................................            122              12,602,695                  3.0
Manufactured Housing..........................             73               5,448,158                  1.3
                                                       ------            ------------               ------
                Totals........................          3,322            $420,012,540                100.0%
                                                       ======            ============               ======

        Documentation Summary for the Adjustable Rate Mortgage Loan Group

                                                     Number of       Aggregate Principal         Percent of
Documentation                                      Mortgage Loans    Balance Outstanding         Loan Group
-------------                                      --------------    -------------------         ----------
Full Documentation.............................        2,185            $255,012,700                60.7%
24 Month Bank Statement........................          284              48,097,631                11.5
Reduced Documentation..........................          102              18,591,792                 4.4
Stated Documentation...........................          751              98,310,418                23.4
                                                      ------            ------------               -----
                Totals.........................        3,322            $420,012,540               100.0%
                                                      ======            ============               =====

           Occupancy Types for the Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Occupancy                                          Mortgage Loans         Balance Outstanding         Loan Group
---------                                          --------------         -------------------         ----------
Owner-occupied................................          2,995               $391,499,395                  93.2%
Second Home...................................             47                  4,284,830                   1.0
Investment....................................            280                 24,228,316                   5.8
                                                       ------               ------------                ------
                Totals........................          3,322               $420,012,540                 100.0%
                                                       ======               ============                ======

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

      Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Mortgage Loan Age (Months)                         Mortgage Loans         Balance Outstanding         Loan Group
--------------------------                         --------------         -------------------         ----------
0.............................................            1,068               $140,104,784               33.4%
1.............................................              955                119,264,858               28.4
2.............................................            1,102                138,684,953               33.0
3.............................................              157                 17,614,408                4.2
4.............................................               12                  1,135,938                0.3
5.............................................               16                  1,759,482                0.4
6.............................................                9                    992,969                0.2
7.............................................                2                    156,640                0.0
8.............................................                1                    298,509                0.1
                                                         ------               ------------             ------
                Totals........................            3,322               $420,012,540              100.0%
                                                         ======               ============             ======

         As of the Cut-off Date, the weighted average age of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 1 month.

        Credit Grade Summary for the Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Credit Grade                                       Mortgage Loans         Balance Outstanding         Loan Group
------------                                       --------------         -------------------         ----------
AO............................................          1,285               $177,702,720                  42.3%
A-............................................          1,059                140,185,364                  33.4
B.............................................            543                 61,080,991                  14.5
B-............................................            167                 18,608,324                   4.4
C.............................................            252                 20,936,861                   5.0
C-............................................             16                  1,498,281                   0.4
                                                       ------               ------------                ------
                Totals........................          3,322               $420,012,540                 100.0%
                                                       ======               ============                ======

         Year of Origination for the Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Year of Origination                                Mortgage Loans         Balance Outstanding         Loan Group
-------------------                                --------------         -------------------         ----------

1999..........................................              1                   $298,509                   0.1%
2000..........................................          3,321                419,714,031                  99.9
                                                       ------               ------------                ------
                Totals........................          3,322               $420,012,540                 100.0%
                                                       ======               ============                ======

       Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group

Range of Maximum                                  Number of           Aggregate Principal           Percent of
Mortgage Rates                                  Mortgage Loans        Balance Outstanding           Loan Group
--------------                                  --------------        -------------------           ----------
13.000%-13.499%............................               2                  $291,500                     0.1%
13.500%-13.999%............................               1                    99,000                     0.0
14.000%-14.499%............................               7                 1,144,346                     0.3
14.500%-14.999%............................              20                 3,104,966                     0.7
15.000%-15.499%............................              43                 6,170,558                     1.5
15.500%-15.999%............................             189                28,374,146                     6.8
16.000%-16.499%............................             279                41,636,233                     9.9
16.500%-16.999%............................             614                86,710,234                    20.6
17.000%-17.499%............................             494                64,458,500                    15.3
17.500%-17.999%............................             658                83,146,566                    19.8
18.000%-18.499%............................             457                48,404,258                    11.5
18.500%-18.999%............................             342                35,062,221                     8.3
19.000%-19.499%............................             139                13,804,797                     3.3
19.500%-19.999%............................              55                 5,208,453                     1.2
20.000%-20.499%............................              19                 2,091,551                     0.5
20.500%-20.999%............................               2                    95,862                     0.0
21.000%-21.499%............................               1                   209,350                     0.0
                                                    -------              ------------                  ------
         Totals............................           3,322              $420,012,540                   100.0%
                                                    =======              ============                  ======

         As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 13.450% per annum to 21.000% per annum and the weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was 17.315% per annum.

        Prepayment Penalties for the Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Prepayment Penalty Term                            Mortgage Loans         Balance Outstanding         Loan Group
-----------------------                            --------------         -------------------         ----------
None..........................................          1,015               $127,861,964                  30.4%
12 months.....................................             14                  1,691,349                   0.4
24 months.....................................            945                136,768,830                  32.6
36 months.....................................          1,196                139,110,103                  33.1
60 months.....................................            152                 14,580,295                   3.5
                                                       ------               ------------                ------
                Totals........................          3,322               $420,012,540                 100.0%
                                                       ======               ============                ======

         The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 31 months. With respect to those Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool (exclusive of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool that were purchased by the Seller under its Small Lender Program) which have prepayment penalties, approximately 81.7% of those mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

        Next Adjustment Date for the Adjustable Rate Mortgage Loan Group


                                                  Number of           Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans        Balance Outstanding           Loan Group
--------------------                            --------------        -------------------           ----------
January 2001...............................            6                  $728,131                      0.2%
February 2001..............................            4                   646,613                      0.2
March 2001.................................            3                   792,000                      0.2
June 2001..................................            2                   411,946                      0.1
July 2001..................................           16                 1,832,631                      0.4
August 2001................................           21                 2,608,645                      0.6
September 2001.............................           16                 2,785,050                      0.7
March 2002.................................            3                   245,029                      0.1
April 2002.................................            7                   955,780                      0.2
May 2002...................................           10                   973,726                      0.2
June 2002..................................           68                 7,697,983                      1.8
July 2002..................................          600                76,802,791                     18.3
August 2002................................          560                73,507,867                     17.5
September 2002.............................          637                87,231,455                     20.8
October 2002...............................            2                   446,550                      0.1


                                                  Number of           Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans        Balance Outstanding           Loan Group
--------------------                            --------------        -------------------           ----------
February 2003..............................              2                   156,640                      0.0
March 2003.................................              6                   747,940                      0.2
April 2003.................................              9                   803,702                      0.2
May 2003...................................              2                   162,212                      0.0
June 2003..................................             83                 9,305,054                      2.2
July 2003..................................            452                56,127,446                     13.4
August 2003................................            343                39,284,375                      9.4
September 2003.............................            393                46,929,254                     11.2
June 2005..................................              4                   199,425                      0.0
July 2005..................................             29                 3,492,463                      0.8
August 2005................................             27                 3,217,356                      0.8
September 2005.............................             17                 1,920,475                      0.5
                                                    ------              ------------                   ------
         Totals............................          3,322              $420,012,540                    100.0%
                                                    ======              ============                   ======

            Credit Scores for the Adjustable Rate Mortgage Loan Group


Range of                                             Number of          Aggregate Principal        Percentage of
Credit Scores                                     Mortgage Loans        Balance Outstanding          Loan Group
-------------                                     --------------        -------------------          ----------
Not Scored.....................................           24                $2,027,715                  0.5%
464 to 500.....................................            8                   661,897                  0.2
501 to 550.....................................          632                71,042,746                 16.9
551 to 600.....................................          931               117,971,135                 28.1
601 to 650.....................................          839               109,087,781                 26.0
651 to 700.....................................          607                80,389,761                 19.1
701 to 750.....................................          205                28,347,126                  6.7
751 to 800.....................................           76                10,484,379                  2.5
                                                      ------              ------------               ------
        Totals.................................        3,322              $420,012,540                100.0%
                                                      ======              ============               ======

         The Credit Scores of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date ranged from 464 to 800 and the weighted average Credit Score of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date was approximately 614.